UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 16, 2020

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	General Motors Company (“GM”) held its 2020 Annual Meeting of Shareholders on June 16, 2020.

(b)	GM shareholders voted on the matters set forth below, with final voting results indicated. For the election of Directors, each nominee who received a majority of votes cast (i.e., votes for exceeded votes against, with abstentions having no effect) was elected as a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, with abstentions counted as votes against.

(1)    Election of Directors. GM’s shareholders elected the Board’s nominees for one-year terms:

Director	Votes For	%	Votes Against	Abstentions	Broker Non-Votes
Mary T. Barra	1,067,145,794	96.6	38,050,531	6,538,068	136,963,862
Theodore M. Solso	1,099,846,515	99.1	10,461,105	1,426,768	136,963,862
Wesley G. Bush	1,106,865,019	99.7	3,465,790	1,403,579	136,963,862
Linda R. Gooden	1,107,069,657	99.7	3,303,055	1,361,676	136,963,862
Joseph Jimenez	1,103,340,247	99.4	6,983,171	1,410,970	136,963,862
Jane L. Mendillo	1,009,892,040	99.1	10,459,328	1,383,020	136,963,862
Judith A. Miscik	1,106,573,782	99.7	3,768,625	1,391,981	136,963,862
Patricia F. Russo	1,026,251,380	93.0	77,064,001	8,419,007	136,963,862
Thomas M. Schoewe	1,107,006,448	99.7	3,286,458	1,441,482	136,963,862
Carol M. Stephenson	1,093,055,144	98.4	17,217,923	1,407,321	136,963,862
Devin N. Wenig	1,106,969,147	99.7	3,326,166	1,439,075	136,963,862

(2)    Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation. GM’s shareholders approved, by advisory vote, the compensation of GM’s named executive officers.

		%
Votes For	1,072,403,797	96.5
Votes Against	36,707,477	3.3
Abstentions	2,623,114
Broker Non-Votes	136,963,862

(3)    Board Proposal to Approve, on an Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation. GM’s shareholders, by advisory vote, approved the Board’s recommendation to hold future advisory votes on named executive officer compensation every year.

		%
Votes For 1 Year	1,081,196,222	97.3
Votes For 2 Years	1,055,846	0.1
Votes For 3 Years	27,122,835	2.4
Abstentions	2,359,485
Broker Non-Votes	136,963,862

(4)    Board Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2020. GM’s shareholders ratified the appointment of Ernst & Young LLP as GM’s independent registered public accounting firm for 2020.

		%
Votes For	1,241,798,078	99.4
Votes Against	4,926,050	0.4
Abstentions	1,974,112

Broker Non-Votes    Brokers were permitted to cast shareholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item and such non-votes are reflected in the votes for or against or abstentions.

(5)    Board Proposal to Approve the General Motors Company 2020 Long-Term Incentive Plan. GM’s shareholders approved General Motors Company 2020 Long-Term Incentive Plan.

		%
Votes For	1,073,000,872	96.5
Votes Against	36,890,351	3.4
Abstentions	1,843,165
Broker Non-Votes	136,963,862

(6)    Shareholder Proposal Regarding Shareholder Written Consent. GM’s shareholders did not approve the shareholder proposal regarding shareholder written consent.

		%
Votes For	453,177,690	40.8
Votes Against	655,480,632	59.0
Abstentions	3,076,066
Broker Non-Votes	136,963,862

(7)    Shareholder Proposal to Amend the Shareholder Aggregation Limit in the Proxy Access Provision of the Company’s Bylaws. GM’s shareholders did not approve the shareholder proposal to amend the shareholder aggregation limit in the proxy access provision of the Company’s bylaws.

		%
Votes For	228,230,180	20.5
Votes Against	879,481,488	79.1
Abstentions	4,022,720
Broker Non-Votes	136,963,862

(8)    Shareholder Proposal Regarding Human Rights Policy Implementation. GM’s shareholders did not approve the shareholder proposal regarding human rights policy implementation.

		%
Votes For	340,067,942	30.6
Votes Against	715,980,094	64.4
Abstentions	55,686,352
Broker Non-Votes	136,963,862

(9)    Shareholder Proposal Regarding Report on Lobbying Communications and Activities. GM’s shareholders did not approve the shareholder proposal regarding lobbying communications and activities.

		%
Votes For	364,474,084	32.8
Votes Against	735,888,033	66.2
Abstentions	11,372,271
Broker Non-Votes	136,963,862

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

/s/ Rick E. Hansen
By:	Rick E. Hansen
Assistant General Counsel and Corporate Secretary

Date: June 18, 2020